Earnings Per Share	3 Months Ended
Mar. 31, 2025
Earnings per share [abstract]
Earnings Per Share	Earnings Per Share
Basic earnings per share ("EPS") is based upon the weighted average number of common shares outstanding during the period. Diluted earnings per share is based upon the weighted average number of common shares outstanding during the period assuming the issuance of common shares for all potentially dilutive common shares outstanding.
The following table sets forth the computation of basic and diluted earnings per share:

	Three Months Ended March 31
	2025	2024
Numerator
Net income attributable to equity shareholders of the Company	$210	$133

Denominator
Basic weighted average ordinary shares outstanding	554	555
Effect of potentially dilutive shares from employee equity plans	3	3
Diluted weighted average ordinary shares outstanding	557	558

Total basic and diluted EPS attributable to equity shareholders:
Basic	$0.38	$0.24
Diluted	$0.38	$0.24